UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
(RULE 14c-101)
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No. _____)
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☑	Definitive Information Statement
K-V Pharmaceutical Company
(Name of Registrant as Specified in Its Charter)
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K-V Pharmaceutical Company
One Corporate Woods Drive
Bridgeton, MO 63044
December 1, 2009
We Are Not Asking You for Your Proxy or Consent and You are Requested Not to Send Us Your Proxy or Consent.
To our Stockholders:
     We are furnishing the attached Information Statement to the holders of Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, (collectively, the “Common Stock”) of K-V Pharmaceutical Company, a Delaware corporation (the “Company”). The purpose of the Information Statement is to notify our stockholders that we have received written consents from stockholders representing a majority of the voting power of our outstanding shares of Common Stock, taking action to adopt certain amendments to the Company’s By-Laws (the “Amendments”). The Company’s current By-Laws provide that the By-Laws may be amended by the stockholders. The Board of Directors has not approved the Amendments and is not seeking any stockholder action with respect to the Amendments.
     The enclosed Information Statement is being furnished to inform you that the foregoing action has been approved by stockholders representing a majority of the voting power of our outstanding shares of Common Stock. The Board of Directors is not soliciting your proxy or consent in connection with the adoption of the Amendments. Pursuant to the regulations of the Securities and Exchange Commission, this Information Statement must be sent to stockholders at least 20 calendar days prior to the earliest date on which the proposed corporate action may be taken. You are urged to read the Information Statement in its entirety for a description of the action taken by certain stockholders representing a majority of the voting power of our outstanding shares of Common Stock.
     The Information Statement is being mailed on or about December 9, 2009 to stockholders of record as of September 11, 2009, the record date for determining our stockholders eligible to consent in writing to the adoption of the Amendments and entitled to notice of these corporate actions.
Sincerely,
David A. Van Vliet
     Interim President and
     Interim Chief Executive Officer
Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Stockholder Action by Written Consent: The Information Statement is available at:
http://www.kvpharmaceutical.com

K-V Pharmaceutical Company
One Corporate Woods Drive
Bridgeton, MO 63044
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 and Rule 14c-2 Thereunder
December 1, 2009
No Vote, Consent or Other Action of K-V Pharmaceutical’s Stockholders is Required in
Connection with this Information Statement.
We Are Not Asking You for Your Proxy or Consent and You are Requested Not to Send
Us Your Proxy or Consent.
We are sending you this Information Statement to inform you that stockholders of K-V Pharmaceutical Company (the “Company”) representing a majority of the voting power of our outstanding shares of Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, (collectively, the “Common Stock”) delivered certain written consents to the Company on September 14, 2009 to adopt five amendments (collectively, the “Amendments”) to the Company’s By-Laws, and additional written consents on October 28, 2009. A copy of the current By-Laws is attached hereto as Annex A. A copy of the stockholder written consents, including the Amendments, is attached hereto as Annex B. The Company’s current By-Laws provide that the By-Laws may be amended by stockholders holding a majority of the voting power of our Common Stock. In addition, the By-Laws permit stockholders to act by written consent. The Board of Directors of the Company (the “Board of Directors”) has not approved the Amendments and is not seeking any stockholder action with respect to the Amendments.
Pursuant to the regulations of the Securities and Exchange Commission (the “Commission”), this Information Statement must be sent to stockholders at least 20 calendar days prior to the earliest date on which the proposed corporate action may be taken. The Board of Directors is not soliciting your proxy or consent in connection with the adoption of the Amendments and proxies and consents are not requested from stockholders.
We are distributing this Information Statement to stockholders of record as of September 11, 2009, the record date for determining our stockholders eligible to consent in writing to the adoption of the Amendments and entitled to notice of these corporate actions (the “Record Date”), in satisfaction of any notice requirements we may have under the Delaware General Corporation Law (the “DGCL”) and as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. No dissenters’ rights under the DGCL are afforded to you as a result of the adoption of the Amendments or the changes effected thereby. We will pay the expenses incurred in connection with the distribution of this Information Statement.

Requirements for Amending the Current By-Laws
Pursuant to Section 228 of the DGCL and the current By-Laws, any action which may be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing are received from the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present. The adoption of the Amendments (i.e., the amendment of the current By-Laws) requires that stockholders representing a majority of the voting power of our outstanding Common Stock execute written stockholder consents.
Section 228 of the DGCL and the current By-Laws further provide that prompt notice of the taking of corporate action without a meeting shall be given to those stockholders who have not consented in writing.
In accordance with the DGCL and our By-Laws, stockholders representing a majority of the voting power of our outstanding shares of Common Stock have consented to the adoption of the Amendments. No further vote, consent or proxy is required by the stockholders to take such action.
No additional action is required by our stockholders in connection with any of the Amendments. However, Regulation 14C promulgated under the Exchange Act requires the mailing to our stockholders of the information set forth in this Information Statement at least 20 days prior to the earliest date on which the corporate action may be taken.
Adoption of Amendments to the By-Laws
     Background
On August 31, 2009, the Company received a written notice (the “Notice”) executed by the Marc S. Hermelin Revocable Trust DTD 7/23/99, a stockholder of the Company, requesting that the Board of Directors fix a record date for stockholder action by written consent relating to the adoption of certain amendments to the Company’s By-Laws. In response to the Notice, on September 8, 2009, the Board of Directors set a record date of the close of business on September 11, 2009. The Company on September 14, 2009 received certain written consents, and on October 28, 2009 received additional written consents (the “Written Consents”), of the stockholders listed on Annex C attached hereto (the “Consenting Stockholders”) consenting to the adoption of the Amendments. The Company retained IVS Associates, Inc. (“IVS”) to serve as inspector of elections to tally the votes represented by the Written Consents, and IVS has certified to the Company that the votes represented by the Written Consents are sufficient to approve the Amendments.
     Reason for the Amendments
The submission of Written Consents to the Company did not specify the Consenting Stockholders’ reasons for the Amendments. However, in a Schedule 13D filing made with the

Commission in August 2009, the Consenting Stockholders provided the following disclosure under Item 4 “Purpose of Transaction:”
Item 4. Purpose of Transaction
     On July 24, 2009, the Company filed a current report on Form 8-K (the “8-K”) with the U.S. Securities and Exchange Commission disclosing a number of significant risks facing the Company, including without limitation:
          A. For periods after September 30, 2009, the Company will need to obtain additional capital through asset sales and external financing in order to meet expected near-term obligations. The Company disclosed that it cannot provide any assurance that the Company can obtain additional capital through asset sales or that external financing can be obtained when needed or in the amounts required.
          B. The Company believes that “there are significant uncertainties regarding its ability to continue as a going concern during the upcoming fiscal year and, as a result, the Company expects that the report of KPMG, LLP, its independent registered public accounting firm, accompanying its annual consolidated financial statements likely will highlight the existence of substantial doubt regarding the Company’s ability to continue as a going concern.”
          C. The Company has retained advisers with respect to both restructuring the Company’s financial operations and cash management and raising additional capital. The Company further disclosed that its efforts to raise capital may include sales of equity securities at or below current market prices which would likely result in substantial dilution for current stockholders who purchased the Company’s equity securities at or above current market prices.
     In response to the 8-K the Reporting Persons intend to review possible courses of action which they may take alone or in conjunction with others, including the Company, to protect their investment in the Company and to ensure that at this difficult time for the Company that the skill sets of the Board are maximized relative to pharmaceutical experience and banking/financial expertise. Such actions may include plans or proposals to fill vacancies on the Board or change some directors or the number of directors, changes in the Company’s bylaws, or actions similar to the foregoing.
     Currently the Reporting Persons intend that any change in some members of the Board of Directors of the Company would involve new members of the Board of Directors who have significant pharmaceutical industry experience, including having served as leaders of major pharmaceutical companies, financial expertise including expertise that could assist the Company with its financing requirements, or both. Any such new directors would be independent of and not otherwise associated with the Reporting Persons and would be considered independent directors in accordance with the rules of the New York Stock Exchange. The Reporting Persons do not intend to cause

Marc S. Hermelin to become chairman or an officer of the Company or to have any role in the day to day management of the Company’s affairs.
The Schedule 13D was filed by the following persons: Marc S. Hermelin, Arnold L. Hermelin, David S. Hermelin, Lawrence Brody, Thomas R. Corbett, Greg D. Kenley, Lisa M. Kenley and Joshua L. Hermelin. Marc S. Hermelin and David S. Hermelin are members of the Board of Directors of the Company. The filing parties are referred to in the Schedule 13D as the “Reporting Persons.” The Reporting Persons executed the Written Consents in various capacities, principally as trustees of various trusts that hold shares of our Common Stock. The Reporting Persons do not include, however, Sarah R. Weltscheff, who has executed a Written Consent.
     The Amendments
Holders representing a majority of the voting power of our outstanding shares of Common Stock have consented to the adoption of the Amendments. The Board of Directors has not approved the Amendments and the Board of Directors is not seeking any stockholder action with respect to the Amendments.
The following is a summary of the revisions to the By-Laws as a result of the Amendments:
•	First Amendment.
o	Current Provision: Section 12 of Article II of the By-Laws currently provides that a stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall request the Board of Directors to fix a record date so that the Company may determine the stockholders entitled to consent to corporate action in writing. Pursuant to the By-Laws, the Board of Directors currently must fix the record date within 10 days after receiving the request and the record date may be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

o	Amended Provision: As amended, both time periods would be shortened from 10 to three days. Specifically, the Board of Directors would be required to set a record date within 3 days after receiving a request from a stockholder of record and the record date would be required to be no more than 3 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.
•	Second Amendment.
o	Current Provision: Section 10 of Article III of the By-Laws currently provides that the Board of Directors may designate committees of the Board of Directors.

o	Amended Provision: As amended, Section 10 of Article III would include a new provision stating that any action or resolution by any committee of the Board of

Directors (including with respect to compensation, stock options or stock grants, and other forms of remuneration granted to any executive officer of the Company) is only effective or binding upon the Company after ratification by the Board of Directors. Pursuant to the Amendment, committee action expressly required under the DGCL, any United States federal law, including but not limited to the Exchange Act, and the rules of the New York Stock Exchange is not required to be ratified by the Board of Directors to be effective. In addition, actions or resolutions of any committee formed solely for the purpose of and which action consists solely of (1) responding to requests by the government for documents, testimony or other factual information, or (2) responding to discovery requests in securities and Employee Retirement Income Security Act (ERISA) litigation also do not require ratification by the Board of Directors. The Amendment also states that any actions or resolutions involving matters enumerated in Section 13 of Article III of the By-Laws, as amended by the Amendments and as described below, are governed by such Section 13 of Article III.
•	Third Amendment.
o	Current Provision: None.

o	Amended Provision: A new Section 13 would be added to Article III of the By-Laws to provide that certain acts or resolutions of the Board of Directors, or any committee thereof, or the ratification by the Board of Directors of any such act or resolution by any committee, in order to become effective, would require approval by a unanimous affirmative vote or unanimous written consent of the members of the Board of Directors then in office (other than any directors who affirmatively recuse themselves prior to the vote).

The Amendment provides that the following actions require unanimous approval by the Board of Directors:
•	the approval of any agreement or contract, or the issuance of any security, which confers stockholder voting rights;

•	the increase in the number of the members of the Board of Directors, in accordance with Section 1 of Article III of the By-Laws, to a number which is in excess of eight (8); and

•	the approval of any contract, agreement or other document or instrument which contains any provision (1) which imposes a penalty, acceleration of debt, purchase obligation or other adverse effect upon the corporation resulting from the election or appointment of any individual to the Board of Directors or the removal of any member of the Board of Directors or (2) which restricts, limits or dilutes the right of the stockholders to elect or appoint any individual to the Board of Directors or to remove any member of the Board of Directors.

•	Fourth Amendment.
o	Current Provision: Section 1 of Article VIII of the By-Laws currently provides that the By-Laws may be altered, amended or repealed, or that new By-Laws may be adopted, by the stockholders or by the Board of Directors.

o	Amended Provision: As amended, Section 1 of Article VIII would state that (1) stockholders of shares representing a majority of the voting power of the corporation may alter, amend or repeal or adopt new By-Laws and (2) the Board of Directors may alter, amend or repeal the By-Laws only if such action is approved by either (A) the unanimous written consent of the members of the Board of Directors then in office, or (B) the affirmative vote of all but one of the members of the Board of Directors then in office.
•	Fifth Amendment.
o	Current Provision: Section 4 of Article III of the By-Laws currently provides that the Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

o	Amended Provision: As amended, Section 4 of Article III also would state that no such regular or special meetings may be scheduled to occur on any religious holiday (including the Sabbath holiday) which is observed as a non-working day by any member of the Board of Directors.
Voting Securities of Shares Outstanding
At the close of business on the Record Date, (1) there were 37,716,249 shares of our Class A Common Stock outstanding, which outstanding shares are entitled to 1,885,812.45 votes, and (2) there were 12,112,112 shares of our Class B Common Stock outstanding, which outstanding shares are entitled to 12,112,112 votes.

Security Ownership of Certain Beneficial Owners
Under regulations of the Commission, persons who have power directly or indirectly to vote or to dispose of our shares of Common Stock, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table sets forth information with respect to each person known by the Company as of the Record Date to be the beneficial owner of more than 5% of the outstanding shares of our Class A or Class B Common Stock, in addition to those holders listed under “Security Ownership of Management.”

		Amount and Nature
	Name and Address	of Beneficial	Percent of	Percent of
Title of Class	of Beneficial Owner	Ownership	Class A	Class B
Class A	FMR LLC (1)	3,999,950	10.61%	—
Common Stock	82 Devonshire Street
	Boston, MA 02109

Class A	Royce & Associates, LLC (2)	3,463,823	9.18%	—
Common Stock	1414 Avenue of the Americas
	New York, NY 10019

Class A	Whitebox Advisors, LLC (3)	2,564,018	6.80%	—
Common Stock	3033 Excelsior Boulevard, Suite 300
	Minneapolis, MN 55416

Class A	Gem Partners, LP (4)	2,533,400	6.72%	—
Common Stock	100 State Street
	Teaneck, NJ 07666

Class A	HBK Investments L.P. (5)	2,300,000	6.10%	—
Common Stock	2101 Cedar Springs Road, Suite 700
	Dallas, TX 75201

Class A	Bank of America Corporation (6)	2,107,718	5.59%	—
Common Stock	100 North Tryon Street, Floor 25
	Bank of America Corporate Center
	Charlotte, NC 28255

Class B	Parkside Financial Bank & Trust (7)	2,234,145	—	18.45%
Common Stock	8112 Maryland Avenue, Suite 101
	St. Louis, MO 63105

Class B	Thomas R. Corbett (8)	881,780	—	7.28%
Common Stock	One US Bank Plaza
	St. Louis, MO 63101

(1)	As reflected on the Schedule 13G dated July 9, 2009 and filed with the Commission on July 10, 2009 by FMR LLC and certain related entities, as more fully described on the Schedule 13G. Also as more fully described on the Schedule 13G, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,999,950 shares of Class A Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of such investment companies is more fully described on the Schedule 13G. FMR LLC reported no sole voting power; no shared voting power; sole dispositive power of 3,999,950 shares of Class A Common Stock; and no shared dispositive power.

(2)	As reflected on the Schedule 13G dated November 30, 2008 and filed with the Commission on January 26, 2009 by Royce & Associates, LLC, which reported sole voting power of 3,463,823 shares of Class A Common Stock; no shared voting power; sole dispositive power of 3,463,823 shares of Class A Common Stock; and no shared dispositive power.

(3)	As reflected on the Schedule 13G dated December 31, 2008 and filed with the Commission on February 17, 2009 by Whitebox Advisors, LLC and certain other entities, as more fully described on the Schedule 13G. Whitebox Advisors, LLC reported no sole voting power; shared voting power of 2,564,017 shares of Class A Common Stock; no sole dispositive power; and shared dispositive power of 2,564,017 shares of Class A Common Stock. Whitebox Advisors, LLC and certain other entities disclaim indirect beneficial ownership of the shares of Class A Common Stock except to the extent of their pecuniary interest in such shares, as more fully described on the Schedule 13G.

(4)	As reflected on the Schedule 13G dated January 28, 2009 and filed with the Commission on February 20, 2009 by Gem Partners, LP (“Gem Partners”), Gem Investment Advisors, LLC (“Advisors”), and Daniel M. Lewis. As more fully described on the Schedule 13G, Gem Partners owns 2,533,400 shares of Class A Common Stock; Advisors, as the general partner of Gem Partners, beneficially owns the shares of Class A Common Stock held by Gem Partners; and Mr. Lewis, as the controlling person of Advisors, is deemed to beneficially own the shares of Class A Common Stock beneficially owned by Advisors. Gem Partners, Advisors and Mr. Lewis each reported no sole voting power; shared voting power of 2,533,400 shares of Class A Common Stock; no sole dispositive power; and shared dispositive power of 2,533,400 shares of Class A Common Stock.

(5)	As reflected on the Schedule 13G dated December 23, 2008 and filed with the Commission on January 2, 2009 by HBK Investments L.P. (“HBK”) and certain related entities, as more fully described on the Schedule 13G. Also as more fully described on the Schedule 13G, HBK has delegated discretion to vote and dispose of the 2,300,000 shares of Class A Common Stock to HBK Services LLC (“Services”), which in turn may from time to time delegate discretion to vote and dispose of certain of the 2,300,000 shares of Class A Common Stock to certain sub advisors. Each of Services and such sub advisors is under common control with HBK. Also as more fully described on the Schedule 13G, certain of the sub advisors disclaim beneficial ownership of the 2,300,000 shares of Class A Common Stock. HBK reported no sole voting power; shared voting power of 2,300,000 shares of Class A Common Stock; no sole dispositive power; and shared dispositive power of 2,300,000 shares of Class A Common Stock.

(6)	As reflected on the Schedule 13G dated December 31, 2008 and filed with the Commission on February 12, 2009 by Bank of America Corporation, NB Holdings Corporation and certain other entities, as more fully described on the Schedule 13G. Bank of America Corporation and NB Holdings Corporation each reported no sole voting power; shared voting power of 1,780,695 shares of Class A Common Stock; no sole dispositive power; and shared dispositive power of 2,107,718 shares of Class A Common Stock.

(7)	As reflected on the Form 4 filed with the Commission on March 27, 2009 by Parkside Financial Bank & Trust. As more fully described in the Form 4, Parkside Financial Bank & Trust is the successor trustee pursuant to a Trust Agreement dated 12/22/1973 for the benefit of Anne S. Kirschner and on behalf of Anne S. Kirschner individually.

(8)	As reflected on the Schedule 13D dated August 1, 2009 and filed with the Commission on August 5, 2009 by Mr. Corbett, as amended by the Schedule 13D/A dated September 2, 2009 and filed with the Commission on September 2, 2009, as more fully described on the Schedule 13D, as amended. Consists of (i) 215,115 shares of Class B Common Stock over which Mr. Corbett has sole voting and dispositive power as trustee of the Victor M. Hermelin Trust FBO Marc S. Hermelin, dated June 2, 1971 and the Victor M. Hermelin Trust FBO Arnold L. Hermelin, dated June 2, 1971 and (ii) 666,665 shares of Class B Common Stock over which Mr. Corbett has sole voting and dispositive power as trustee of the Yosef Trust, dated January 1, 1997. Mr. Corbett has no pecuniary interest in any of the shares of Class B Common Stock described in this footnote (8) and disclaims beneficial ownership of all such shares.

Security Ownership of Management
     The following table shows, as of the Record Date, the beneficial ownership of (1) each of the “named executive officers” as such term is defined in Regulation S-K Item 402(a)(3), (2) each present director of the Company and (3) all present directors and executive officers as a group of all of our shares of Class A Common Stock and Class B Common Stock. Unless otherwise noted, voting and dispositive power relating to the shares described below is exercised solely by the listed beneficial owner. The individuals named have furnished this information to us.

	Amount of			Amount of
	Beneficial			Beneficial
	Ownership-		Percent of	Ownership-		Percent of
Name of Beneficial Owner	Class A Stock (a)		Class A (b)	Class B Stock (a)		Class B (b)
Shares beneficially attributed to
Marc S. Hermelin pursuant to trusts:
Lawrence Brody, Arnold L.	1,000,312	(c)	2.39%	2,246,209	(c)	18.36%
Hermelin and Marc S.
Hermelin, Trustees
One Metropolitan Square
St. Louis, MO 63101
Lawrence Brody, Marc S.	1,447,535	(d)	3.46%	2,136,555	(d)	17.47%
Hermelin and David S.
Hermelin, Trustees
One Metropolitan Square
St. Louis, MO 63101
Marc S. Hermelin, individually owned	369,092	(e)	**	1,915,770	(e)	15.66%
Total shares attributable to Marc S. Hermelin	2,816,939		6.72%	6,298,534		51.49%
Shares beneficially attributed to David S. Hermelin pursuant to a trust:
Lawrence Brody, Marc S.	1,447,535	(d)	3.46%	2,136,555	(d)	17.47%
Hermelin and David S.
Hermelin, Trustees
One Metropolitan Square
St. Louis, MO 63101
David S. Hermelin, individually owned	26,565		**	52,875		**
Total shares attributable to David S. Hermelin	1,474,100		3.52%	2,189,430		17.90%
Jean M. Bellin	15,550		**	—		**
Norman D. Schellenger	15,550		**	—		**
Kevin S. Carlie	22,150		**	13,500	(f)	**

	Amount of		Amount of
	Beneficial		Beneficial
	Ownership-	Percent of	Ownership-	Percent of
Name of Beneficial Owner	Class A Stock (a)	Class A (b)	Class B Stock (a)	Class B (b)
Terry B. Hatfield	15,550	**	—	**

David A. Van Vliet	42,500	**	—	**

Jonathon E. Killmer	14,050	**	5,000	**

Gregory S. Bentley	—	—	—	—

Gregory J. Divis, Jr.	9,000	**	—	—

Richard H. Chibnall	22,850	**	6,750	**

Michael S. Anderson	111,101	**	—	—

Ronald J. Kanterman	23,100	**	—	—

All current directors and executive officers as a group (17 individuals)	3,165,905 (g)	7.56%	6,375,659 (g)	52.13%

**	Less than one percent

(a)	Includes the following shares that were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after the Record Date.

	Shares of Class A	Shares of Class B
	Common Stock	Common Stock
Marc S. Hermelin	11,250	—
David S. Hermelin	11,250	—
Jean M. Bellin	15,550	—
Norman D. Schellenger	15,550	—
Kevin S. Carlie	22,150	—
Terry B. Hatfield	15,550	—
David A. Van Vliet	41,000	—
Jonathon E. Killmer	13,050	5,000
Gregory S. Bentley	—	—
Gregory J. Divis, Jr.	7,775	—
Richard H. Chibnall	18,500	6,750
Michael S. Anderson	63,001	—
Ronald J. Kanterman	20,000	—

(b)	In determining the percentages of shares deemed beneficially owned by each director and executive officer listed herein, the exercise of all options held by each person that are currently exercisable or will become exercisable within 60 days of the Record Date is assumed.

(c)	These shares are held in an irrevocable trust created by another party, the beneficiary of which is Arnold L. Hermelin.

(d)	These shares are held in two irrevocable trusts created by another party, the beneficiaries of which are Marc S. Hermelin (as to 956,036 shares of Class A Common Stock and 1,771,293 shares of Class B Common Stock) and Minnette Hermelin (deceased), the mother of Marc S. Hermelin (as to 491,499 shares of Class A Common Stock and 365,262 shares of Class B Common Stock).

(e)	These shares include 11,250 options of Class A Common Stock, which vest in four quarterly installments beginning on March 31, 2009.

(f)	These shares are held as security for a loan.

(g)	All of such shares are owned, or represented by shares purchasable as set forth in footnote (a). In determining the percentage of shares deemed beneficially owned by all directors and executive officers as a group, the exercise of all options held by each person which currently are exercisable or are exercisable within 60 days of the Record Date is assumed. For such purposes, 37,716,249 shares of Class A Common Stock and 12,112,112 shares of Class B Common Stock are assumed to be outstanding.
Interest of Certain Persons in Matters to be Acted Upon
As noted above, Marc S. Hermelin and David S. Hermelin, both of whom have executed Written Consents in various capacities, are members of the Company’s Board of Directors. In addition, Marc S. Hermelin in his capacity as Trustee of the Marc S. Hermelin Revocable Trust DTD 7/23/99 made the request pursuant to the Company’s By-Laws that the Board of Directors fix a record date to allow the action by Written Consent. Except as noted herein, no director, executive officer, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of the Amendments, which is not shared by all other stockholders of the same class.
Householding and Where You Can Find More Information
In some instances, only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you wish to (1) receive a separate copy of this Information Statement, (2) receive separate copies of the Information Statement in the future, or (3) receive only a single copy of the Information Statement in future, you may call us at (314) 645-6600 or send a written request to K-V Pharmaceutical Company, One Corporate Woods Drive, Bridgeton, MO 63044, Attention: Secretary.
We file annual, quarterly and current reports, proxy statements and other information with the Commission. Our filings are also available to the public at the Internet site maintained by the Commission at http://www.sec.gov.
You should rely only on the information contained in, or incorporated by reference as an Annex to, this Information Statement. We have not authorized anyone else to provide you with different information.
NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THE CORPORATE ACTION TO AMEND OUR BY-LAWS. HOWEVER, REGULATION 14C PROMULGATED UNDER THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

ANNEX A
K-V PHARMACEUTICAL COMPANY
BY-LAWS
ARTICLE I
OFFICES
     Section 1. The registered office shall be in the city of Wilmington, County of New Castle, State of Delaware.
     Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
     Section 1. All meetings of the stockholders for the election of directors shall be held at such places as may from time to time be designated by resolution of the board of directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.
     Section 2. Annual meetings of stockholders, commencing with the year 1971, shall be held on the fourth Monday of July if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.
     Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than fifty days before the date of the meeting.
     Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.
     Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than fifty days before the date of the meeting, to each stockholder entitled to vote at such meeting.
     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.
     Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.
     Section 10. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.
     Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
ARTICLE III
DIRECTORS
     Section 1. The number of directors which shall constitute the whole board shall be seven. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.
     Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.
     Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.
MEETINGS OF THE BOARD OF DIRECTORS
     Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.
     Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.
     Section 7. Special meetings of the board may be called by the president on twenty-four hours’ notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.
     Section 8. At all meetings of the board one-third of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
     Section 9. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.
COMMITTEES OF DIRECTORS
     Section 10. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

     Section 11. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.
COMPENSATION OF DIRECTORS
     Section 12. Unless otherwise restricted by the certificate of incorporation, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.
ARTICLE IV
NOTICES
     Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.
     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.
ARTICLE V
OFFICERS
     Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a chairman of the board, a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.
     Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman of the board, a president, one or more vice-presidents, a secretary and a treasurer.
     Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

     Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.
     Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.
THE CHAIRMAN OF THE BOARD
     Section 6. The chairman of the board of directors shall be the chief executive officer of the corporation and shall have general control and management of the business affairs and policies of the corporation. He shall be generally responsible for the proper conduct of the business of the corporation. Except where by law the signature of the president is required, the chairman shall possess the same power as the president to sign all certificates, contracts, and other instruments of the corporation. During the absence or disability of the president, he shall exercise all the powers and discharge all the duties of the president. He shall preside at all meetings of the stockholders and of the board of directors at which he is present; and, in his absence, the vice-chairman of the board of directors or the president, in the order named, shall preside at such meetings. He shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him by the board of directors.
THE PRESIDENT
     Section 7. In the absence of the chairman of the board, the president shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.
     Section 8. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.
THE VICE-PRESIDENTS
     Section 9. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than once vice-president, the vice-presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARIES
     Section 10. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.
     Section 11. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
THE TREASURER AND ASSISTANT TREASURERS
     Section 12. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.
     Section 13. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.
     Section 14. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.
     Section 15. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE VI
CERTIFICATES OF STOCK
     Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors or the president or vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.
     If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series therefore and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
     Section 2. Where a certificate is countersigned (1) by a transfer agent other than the corporation or its employee, or, (2) by a registrar other than the corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
LOST CERTIFICATES
     Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFERS OF STOCK
     Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
FIXING RECORD DATE
     Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.
REGISTERED STOCKHOLDERS
     Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
ARTICLE VII
GENERAL PROVISIONS
DIVIDENDS
     Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.
     Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

ANNUAL STATEMENT
     Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.
CHECKS
     Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.
FISCAL YEAR
     Section 5. The fiscal year of the corporation begins on the first day of April and ends on the thirty-first day of March in each year.
SEAL
     Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
ARTICLE VIII
AMENDMENTS
     Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.
ARTICLE IX
INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES AND AGENTS
     Section 1. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
          (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue, or other matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
          (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subparagraphs (a) and (b), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.
          (d) Any indemnification under subparagraphs (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraphs (a) and (b). Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.
          (e) Expenses incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized herein.
          (f) The indemnification provided by this section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
          (g) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.
          (h) For the purposes of this section, references to “the corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

AMENDMENT TO ARTICLE III, SECTION 2
ADOPTED FEBRUARY 18, 1975
     RESOLVED, that the By-Laws of the Company be and they hereby are amended as follows:
     By striking Section 2 of Article III and substituting in lieu thereof the following:
     “Section 2. Vacancies and newly created directorships resulting from any increase of the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill any vacancy shall hold office for the unexpired portion of the term of the director whose office has been vacated. Any director elected to a newly created directorship shall hold office until the expiration of the term of office of the class to which he has been elected. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.”

AMENDMENT TO ARTICLE V,
ADOPTED FEBRUARY 18, 1975
     RESOLVED, that the By-Laws of the Corporation be and they hereby are amended as follows:
     1. By striking Sections 6 and 6A of Article V and substituting in lieu thereof the following:
THE CHAIRMAN OF THE BOARD
     Section 6. The chairman of the board of directors shall preside at all meetings of the stockholders and of the board of directors and shall have such other duties as may be conferred upon him by the board of directors. Except where the signature of some other officer or agent of the corporation is expressly required, the chairman shall possess the same power as the vice-chairman to execute all deeds, notes, bonds, mortgages, certificates, contracts and other instruments of the corporation which may be authorized by the board of directors.
THE VICE-CHAIRMAN OF THE BOARD
     Section 6A. The vice-chairman of the board of directors shall be the chief executive officer of the corporation. He shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect, subject, however, to the right of the board of directors by resolution to delegate any specific powers to any other officer, director or agent of the corporation. The vice-chairman shall, on behalf of the corporation and as authorized by the board of directors, execute all deeds, notes, bonds, mortgages, certificates, contracts and other instruments in writing, except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. He may vote all securities which the corporation is entitled to vote except as and to the extent such authority shall be vested in a different officer or agent of the corporation by the board of directors. In the absence or inability to act of the chairman of the board, or upon the request of the chairman of the board, he shall preside at the meetings of the stockholders and of the board of directors, and shall have and exercise all of the powers and duties of the chairman of the board.

AMENDMENT TO ARTICLE II, SECTION 2
ADOPTED OCTOBER 28, 1977
     RESOLVED, that the By-Laws of the Corporation be amended by striking Section 2 of Article II and substituting in lieu thereof the following:
     “Section 2. Annual meetings of stockholders, commencing with the year 1978, shall be held on the second Monday in August if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors and transact such other business as may properly be brought before the meeting.”

AMENDMENT TO ARTICLE V,
ADOPTED FEBRUARY 13, 1978
     RESOLVED, that the By-Laws of the corporation be and hereby are amended by adding the following Section 16 to Article V thereof:
     Section 16. The Controller. The Controller shall be responsible to the Board of Directors and the Chief Executive Officer for all financial control and internal audit of the corporation. He shall perform such other duties as may be assigned to him by the Board of Directors or the Chief Executive Officer.

AMENDMENTS, THROUGH OCTOBER 3, 1980, TO ARTICLE II, SECTION 1,
AFFECTING THE NUMBER OF DIRECTORS

	Date of	No. of Directors Authorized	No. of Directors Authorized
	Amendment	Before Amendment	After Amendment
1.	6-7-71	7	n/a (original bylaws)
2.	6-7-72	7	8
3.	10-24-73	8	9
4.	6-14-74	9	5
5.	5-28-78	5	4
6.	10-3-80	4	5
ARTICLE III, SECTION 1 of the Bylaws, as in effect on October 3, 1980 reads as follows in its entirety:
Section 1. The number of directors which shall constitute the whole board shall be five (5). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

AMENDMENT TO BYLAWS
ADOPTED BY THE BOARD OF DIRECTORS ON JULY 2, 1984
Amendment of Bylaws
WHEREAS, the Bylaws of the Corporation provide for a board of directors of five persons; and
WHEREAS, the terms of two directors expire in 1984; and
WHEREAS, the directors consider it in the best interest of the Corporation to nominate only one candidate for election as a director at the 1984 annual meeting of shareholders and, simultaneously with such meeting, to reduce the total authorized number of directors from five to four:
RESOLVED, that Article III, Section I of the Bylaws be, and hereby is, amended to read as follows in its entirety, effective August 6, 1984:
Section 1. The number of directors which shall constitute the whole board shall be four (4). The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be shareholders.

AMENDMENT TO BYLAWS
AUTHORIZED BY THE BOARD OF DIRECTORS
DECEMBER 4, 1986
NOW RESOLVED, that ARTICLE IX, entitled “INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS,” be and hereby is amended and restated in its entirety as follows:
ARTICLE IX
INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES AND AGENTS
Section 1. (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
(b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subparagraphs (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.
(d) Any indemnification under subparagraphs (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraphs (a) and (b). Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.
(e) Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the officer or director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized herein. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.
(f) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
(g) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this Article.
(h) For the purposes of this Article, references to “the corporation” shall include, in addition to the resulting corporation, all constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.
(i) For purposes of this Article, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article.
Section 2. The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have the power to indemnify under said section from and against any and all expenses, liabilities or other matters referred to in or covered by said section, or any successor section thereto.

AMENDMENT TO BYLAWS
ADOPTED BY THE BOARD OF DIRECTORS
MARCH 17, 1992:
Amendment of Bylaws.
RESOLVED, that Article III, Section 1 of the Bylaws of the Corporation be, and hereby is, amended to read in its entirety:
Section 1. The number of directors which shall constitute the whole board shall be five (5). The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director elected shall hold office until such director’s successor is elected and qualified. Directors need not be shareholders.

AMENDMENT TO BYLAWS
ADOPTED BY THE BOARD OF DIRECTORS ON
NOVEMBER 18, 1992
RESOLVED, that Article III, Section 1 of the bylaws of the Corporation be, and hereby is, amended to read in its entirety:
Section 1. The number of directors which shall constitute the whole board shall be four (4). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until such director’s successor is elected and qualified. Directors need not be stockholders.

AMENDMENT TO BYLAWS
AUTHORIZED BY THE BOARD OF DIRECTORS
DECEMBER 30, 1993
RESOLVED, that Article V of the By-Laws of the Corporation be, and hereby is, amended, which amendment shall become automatically effective upon the hiring and commencement of the employment of a new President and Chief Executive Officer, as contemplated hereby, as follows:
Section 6A of Article V shall be changed to Section 7, and the following language shall be deleted from said Section:
“The vice-chairman of the board of directors shall be the chief executive officer of the corporation. He shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect, subject, however, to the right of the board of directors by a resolution to delegate any specific powers to any other officer, director or agent of the corporation.”
and said delete language shall be replaced with the following:
THE VICE-CHAIRMAN OF THE BOARD
               Section 7. The vice-chairman of the board of directors shall have such duties as may be conferred upon him by the board of directors. The vice chairman may, on behalf of the corporation, execute or give final approval for all contracts, deeds, notes, bonds, mortgages, certificates, instruments, commitments, budgets, plans and expenditures. He may vote all securities which the corporation is entitled to vote. In the absence or inability to act of the chairman of the board or the president, he shall have and exercise all of the powers and duties of the chairman of the board, and the president, respectively.
     The existing Section 7 and Section 8 shall be deleted in their entirety and replaced with the following:
THE PRESIDENT
               Section 8. the president shall be chief executive officer of the corporation. He shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect, subject, however, to the right of the board of directors to delegate any specific powers to any other officer, director or agent of the corporation. In the absence or inability to act of the vice-chairman of the board, he shall have and exercise all of the power and duties of the chairman of the board and the vice-chairman of the board.

AMENDMENT TO BYLAWS
ADOPTED BY THE BOARD OF DIRECTORS ON
JUNE 27, 2002
     FURTHER RESOLVED, that Article III, Section 1 of the bylaws of the Corporation be, and hereby is, amended to read in its entirety:
Section 1. The number of directors which shall constitute the whole board shall be six (6). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until such director’s successor is elected and qualified. Directors need not be stockholders.

AMENDMENT TO BYLAWS
ADOPTED BY THE BOARD OF DIRECTORS ON
SEPTEMBER 24, 2002
Amendment to Bylaws:
WHEREAS, the Bylaws of the Corporation provide for a board of directors of consisting of six persons; and
WHEREAS, the directors consider it in the best interest of the Corporation to increase the authorized total number of directors from six to seven; now therefore, be it
RESOLVED, that Article III, Section 1 of the Bylaws of the Company be, and hereby is amended to read in its entirety:
Section 1. The number of directors which shall constitute the whole board shall be seven (7). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until such director’s successor is elected and qualified. Directors need not be stockholders.

AMENDMENT TO BYLAWS OF
K-V PHARMACEUTICAL COMPANY
As directed by the unanimously adopted resolution of the Board of Directors of K-V Pharmaceutical Company duly adopted on June 28, 2004, the Bylaws of the Company were amended, effective June 28, 2004, by amending the first sentence of Article III, Section 1 thereof to read as follows in its entirety:
     “The number of directors which shall constitute the whole board shall be ten.”

AMENDMENT TO BYLAWS OF
K-V PHARMACEUTICAL COMPANY
As directed by the unanimously adopted resolution of the Board of Directors of K-V Pharmaceutical Company duly adopted on June 28, 2004, the Bylaws of the Company were amended, effective September 9, 2004 (the date of the Annual Meeting of the Shareholders held on such date), by amending the first sentence of Article III, Section 1 thereof to read as follows in its entirety:
     “The number of directors which shall constitute the whole board shall be nine.”

AMENDMENT
[Effective November 30, 2007]
The following section 7 is added to Article VI of the Company’s Bylaws:
          7. Notwithstanding anything herein to the contrary, any and all classes and series of shares, or any part thereof, may be uncertificated, except that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall cause to be sent to the registered owner thereof a written notice containing information required to be set forth or stated on certificates. The rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class of series shall be identical. Notwithstanding anything herein to the contrary, the board of directors may adopt alternative procedures for registration of transfers or uncertificated shares.

K-V PHARMACEUTICAL COMPANY
AMENDMENT OF BY-LAWS
ADOPTED BY THE BOARD OF DIRECTORS ON
MARCH 26, 2008
     WHEREAS, the By-laws of K-V Pharmaceutical Company (the “Company”), as currently in effect, provide for a Board of Directors consisting of nine persons; and
     WHEREAS, the Board of Directors deems it advisable and in the best interest of the Company to amend the By-laws to provide that the number of directors that constitute the Board of Directors shall be no fewer than three nor more than 12 directors as determined by the Board of Directors from time to time.
     NOW THEREFORE, BE IT RESOLVED, that Article III, Section 1 of the By-laws of the Company be, and it hereby is, amended to read in its entirety:
Section 1. The number of directors which shall constitute the whole board of directors shall be determined by resolution of the board of directors from time to time, provided such number of directors shall not be less than three (3) nor more than twelve (12). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until such director’s successor is elected and qualified. Directors need not be stockholders.

AMENDMENT TO BY-LAWS OF
K-V PHARMACEUTICAL COMPANY
     As directed by the resolution of the Board of Directors of K-V Pharmaceutical Company duly adopted on December 5, 2008, the By-Laws of K-V Pharmaceutical Company (the “By-Laws”) are hereby amended as follows:
     1. Article II of the By-Laws is hereby amended by inserting the following new Section 12 at the end thereof:
     Section 12. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within 10 days after the date on which such request is received, adopt a resolution fixing the record date. If no record date has been fixed by the board of directors within 10 days after the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.
2. Section 5 of Article VI of the By-Laws is hereby amended to read as follows:
     Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. The manner of fixing a record date for the determination of stockholders entitled to express consent to corporate action in writing without a meeting shall be as provided for in Article II, Section 12.
3. The effective date of this amendment is December 5, 2008.

ANNEX B
ACTION BY WRITTEN CONSENT OF STOCKHOLDERS
     Pursuant to § 228 of the Delaware General Corporation Law, the undersigned stockholders of K-V Pharmaceutical Company, a Delaware corporation (the “Corporation”), holding, as of September 11, 2009 (“Record Date”), outstanding stock in the Corporation having not less than the minimum number of votes that would be necessary to authorize or take the actions set forth in this Action by Written Consent of Stockholders at any annual or special meeting of the stockholders of the Corporation at which all shares entitled to vote thereon were present and voted, hereby consent to and adopt the following actions of the stockholders of the Corporation in lieu of a special meeting of the stockholders of the Corporation:
     RESOLVED, that Section 12 of Article II of the By-Laws of the Corporation be, and hereby is, amended so as to read in its entirety as follows:
“Section 12. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than three days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within three days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the board of directors within three days after the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.”
     RESOLVED, that Section 10 of Article III of the By-Laws of the Corporation be, and hereby is, amended so as to read in its entirety as follows:
“Section 10. The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except as otherwise expressly required under the Delaware General Corporation Law, any United States federal law, including but not limited to the Securities Exchange Act of 1934, and the rules of the New York Stock Exchange, any action or resolution of any committee of the board of directors (including but not limited to compensation, stock options or stock grants, and other forms of remuneration granted to any executive officer of the corporation) shall only be effective or binding upon the corporation upon ratification of such action or resolution by the board of directors in accordance with these By-Laws; provided, however, that no action or resolution (other than actions or resolutions involving matters described of Section 13 of these By-laws, which shall be governed by the provisions of Section 1 and Section 13 of Article VIII) of any committee of the board of directors formed solely for the purpose of and which action consists solely of (1) responding to requests by the Government for documents, testimony or other factual information, or (2) responding to discovery requests in securities and ERISA litigation, shall require ratification by the board of directors.”
     RESOLVED, that Article III of the By-Laws of the Corporation be, and hereby is, amended by adding and inserting the following Section 13 at the end of such Article:
“Section 13. Each of the following acts or resolutions of the board of directors, or any committee thereof, or the ratification by the board of directors of any such act or resolution by any committee thereof, in order to be effective, shall require the unanimous affirmative vote or unanimous written consent of the members of the board of directors then in office (other than any directors who affirmatively recuse themselves prior to the vote):
     (a) The approval of any agreement or contract, or the issuance of any security, which confers stockholder voting rights;
     (b) The increase in the number of the members of the board of directors, in accordance with Section 1 of Article III of these by-laws, to a number which is in excess of eight (8);
     (c) The approval of any contract, agreement or other document or instrument which contains any provision (1) which imposes a penalty, acceleration of debt, purchase obligation or other adverse effect upon the corporation resulting from the election or appointment of any individual to the board of directors or the removal of any member of the board of directors or (2) which restricts, limits or dilutes the right of the stockholders to elect or appoint any individual to the board of directors or to remove any member of the board of directors.
     RESOLVED, that Section 1 of Article VIII of the By-Laws of the Corporation be, and hereby is, amended by deleting such section in its entirety and replacing such section with the following:
“Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders of shares representing a majority of the voting power of the corporation or by the board of directors, provided however that these bylaws may be altered, amended or repealed or new by-laws may be adopted by the board of directors only if such action is approved by either (a) the unanimous written consent of the members of the board of directors then in office, or (b) the affirmative vote of all but one of the members of the board of directors then in office, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.”
     RESOLVED, that Section 4 of Article III of the By-Laws of the Corporation be, and hereby is, amended by deleting such section in its entirety and replacing such section with the following:

“Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware. All such regular or special meetings may not be scheduled to occur on any religious holiday (including the Sabbath holiday) which is observed as a non-working day by any member of the board of directors.
     The undersigned stockholders of the Corporation have executed this Action by Written Consent of Stockholders on the respective dates indicated below each respective stockholder’s signature. Wherever possible, each individual action in this Action by Written Consent of Stockholders shall be interpreted in such a manner as to be valid, operable, lawful, enforceable and effective under applicable law, but if any individual action in this Action by Written Consent of Stockholders is determined or deemed to be invalid, inoperative, unlawful, unenforceable or ineffective to any extent for any reason, such circumstances shall not have the effect of rendering the action in question invalid, inoperative, unlawful, unenforceable or ineffective in any other jurisdiction, case or circumstance, or of rendering any other action in this Action by Written Consent of Stockholders invalid, inoperative, unlawful, unenforceable or ineffective. This Action by Written Consent of Stockholders may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which shall constitute one and the same written document. Pursuant to § 228(d) of the Delaware General Corporation Law, any copy, facsimile or other reliable reproduction of this Action by Written Consent of Stockholders may be substituted or used in lieu of the original of this document, and a signature by any of the stockholders to this Action by Written Consent of Stockholders, transmitted by facsimile or other electronic transmission, shall be deemed to constitute an original and fully effective signature of such stockholder.
[Remainder of page intentionally left blank. Signature pages follow.]

[Note: Signature pages and share counts intentionally omitted.]

ANNEX C
CONSENTING STOCKHOLDERS
CHRISTINA M WELTSCHEFF AKA SARAH WELTSCHEFF, INDIVIDUALLY
GREG KENLEY OR LISA KENLEY TR
UA 10/17/91 JACOB TRUST
By: Greg D. Kenley, Trustee
      Lisa M. Kenley, Trustee
      Joshua L. Hermelin, Trustee
LISA KENLEY & GREG KENLEY & JOSHUA HERMELIN TR
UA 10/17/91 JACOB TRUST
By: Greg D. Kenley, Trustee
      Lisa M. Kenley, Trustee
      Joshua L. Hermelin, Trustee
LISA KENLEY, GREG KENLEY & JOSHUA HERMELIN CO-TTEES
FBO JACOB TRUST UAD 10-17-91
By: Greg D. Kenley, Trustee
      Lisa M. Kenley, Trustee
      Joshua L. Hermelin, Trustee
MARC & ARNOLD HERMELIN & LAWRENCE BRODY TR UA 12/22/73
VICTOR HERMELIN TRUST FBO ARNOLD HERMELIN
By: Marc S. Hermelin, Trustee
      Arnold L. Hermelin, Trustee
      Lawrence Brody, Trustee
MARC HERMELIN, DAVID HERMELIN LAWRENCE BRODY TTEE
VICTOR HERMELIN TR-DT 12/23/73 FBO MINETTE HERMELIN
By: Marc S. Hermelin, Trustee
      David Hermelin, Trustee
      Lawrence Brody, Trustee
MARC HERMELIN, DAVID HERMELIN, LAWRENCE BRODY TTEE
VICTOR HERMELIN TR DT 12/22/73 FBO MARC S HERMELIN
By: Marc S. Hermelin, Trustee
      David Hermelin, Trustee
      Lawrence Brody, Trustee
MARC HERMELIN, INDIVIDUALLY
MARC HERMELIN, LAWRENCE BRODY ARNOLD HERMELIN TTEE
VICTOR HERMELIN TR DT 12-22-73 FBO ARNOLD HERMELIN
By: Marc S. Hermelin, Trustee
      Arnold L. Hermelin, Trustee
     Lawrence Brody, Trustee
MARC S HERMELIN TR UA 7/23/99
MARC S HERMELIN TRUST
By: Marc S. Hermelin, Trustee

C-1

MARC S HERMELIN & ARNOLD HERMELIN & LAWRENCE BRODY
TR UA 12/22/73 VICTOR M HERMELIN TRUST FBO ARNOLD HERMELIN
By: Marc S. Hermelin, Trustee
      Arnold L. Hermelin, Trustee
      Lawrence Brody, Trustee
MARC S HERMELIN & DAVID HERMELIN & LAWRENCE BRODY TR
UA 12/22/73 VICTOR M HERMELIN TRUST FBO MARC HERMELIN
By: Marc S. Hermelin, Trustee
      David Hermelin, Trustee
      Lawrence Brody, Trustee
MARC S HERMELIN & LAWRENCE BRODY & DAVID HERMELIN TR
UA 12/22/73 1973 VICTOR M HERMELIN TRUST FBO MARC S HERMELIN
By: Marc S. Hermelin, Trustee
      David Hermelin, Trustee
      Lawrence Brody, Trustee
MARC S HERMELIN & MINNETTE HERMELIN & LAWRENCE BRODY
TR UA 12/22/73 MARC S HERMELIN
By: Marc S. Hermelin, Trustee
      David Hermelin, Trustee
      Lawrence Brody, Trustee
MARC S HERMELIN & MINNETTE HERMELIN & LAWRENCE BRODY
TR UA 12/22/73 ARNOLD HERMELIN
By: Marc S. Hermelin, Trustee
      Arnold L. Hermelin, Trustee
      Lawrence Brody, Trustee
MARC S HERMELIN & MINNETTE HERMELIN & LAWRENCE BRODY
TR 12/22/73 ARNOLD M HERMELIN
By: Marc S. Hermelin, Trustee
      Arnold L. Hermelin, Trustee
      Lawrence Brody, Trustee
MARC S HERMELIN & MINNETTE HERMELIN & LAWRENCE BRODY
TR UA 12/22/73 ARNOLD M HERMELIN
By: Marc S. Hermelin, Trustee
      Arnold L. Hermelin, Trustee
      Lawrence Brody, Trustee
MARC S HERMELIN & MINNETTE HERMELIN & LAWRENCE BRODY
TR UA 12/23/73 MINNETTE HERMELIN
By: Marc S. Hermelin, Trustee
      David Hermelin, Trustee
      Lawrence Brody, Trustee
MARC S HERMELIN MINNETTE HERMELIN & LAWRENCE BRODY
TR UA 22-DEC-73 MARC S HERMELIN
By: Marc S. Hermelin, Trustee
      David Hermelin, Trustee
      Lawrence Brody, Trustee
MARC S HERMELIN TR UA 7/23/99
MARC S REVOCABLE TRUST
By: Marc S. Hermelin, Trustee

C-2

MARC S HERMELIN TR UA 7/23/99
MARC S HERMELIN REV LIVING TRUST
By: Marc S. Hermelin, Trustee
SARAH R WELTSCHEFF, INDIVIDUALLY
SUZAN M WILSON TR
UA 1/1/1997 YOSEF TRUST
By: Thomas R. Corbett, Trustee
THE MARC S. HERMELIN REVOCABLE TRUST
DATED JULY 23, 1999, AS AMENDED
By: Marc S. Hermelin, Trustee
THE ROSH CHODESH I LIMITED PARTNERSHIP
By: Marc S. Hermelin, General Partner
THE VICTOR M. HERMELIN TRUST F/B/O ARNOLD L. HERMELIN
DATED JUNE 2, 1971, AS AMENDED
By: Thomas R. Corbett, Trustee
THE YOSEF TRUST DATED JANUARY 1, 1997, AS AMENDED
By: Thomas R. Corbett, Trustee
THOMAS CORBETT TR
UA 06/02/71 VICTOR M HERMELIN TRUST
FBO MARC HERMELIN
By: Thomas R. Corbett, Trustee
THOMAS R CORBETT TTEE
VICTOR M HERMELIN TRUST FBO MARC HERMELIN U/A/D 06-02-1971
By: Thomas R. Corbett, Trustee
THOMAS R. CORBETT TTEE
FBO THE YOSEF TRUST U/A/D 01/01/97
By: Thomas R. Corbett, Trustee
TRUST UA DTD 10/22/73 FBO ARNOLD HERMELIN
By: Marc S. Hermelin, Trustee
      Arnold L. Hermelin, Trustee
      Lawrence Brody, Trustee

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